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                                 EXHIBIT 10.7

                                   EXHIBIT G


                               ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is dated as of December 3, 1997, by and among the undersigned Buyer (the "Buyer"), INTERCELL CORPORATION, a corporation organized under the laws of the State of Colorado, U.S.A. (the "Company"), and H. GLENN BAGWELL, JR., a duly licensed attorney who practices law in the State of North Carolina, U.S.A., as Escrow Agent (the "Escrow Agent").

     Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in that Securities Purchase Agreement between the Company and the Buyer dated as of December 3, 1997 (the "Securities Purchase Agreement").

                             W I T N E S S E T H:

     WHEREAS, the Buyer and the Company have entered into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell, and the Buyer has agreed to purchase, in two (2) separate closings as described in the Securities Purchase Agreement, at the First Closing, the A-1 Debenture and the Warrants (the "First Closing Securities"); and at the Second Closing, the A-2 Debenture, the Stock and the Sigma Stock (all of which as defined in the Securities Purchase Agreement) (the "Second Closing Securities," and collectively with the First Closing Securities, the "Securities"); and

     WHEREAS, the Buyer and the Company have agreed to effectuate the Closings utilizing an escrow arrangement as described in this Agreement; and

     WHEREAS, it is a condition of the Company's obligation to sell, and the Buyer's obligation to purchase, the Securities, that this Agreement be executed and delivered; and

     WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth below, the parties hereto hereby agree as follows:

     1.   ESCROW ACCOUNT.

     1.1  Deposit.  On the date of the First Closing, Buyer shall deposit the
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First Closing Purchase Price, and on the date of the Second Closing, Buyer shall deposit the Second Closing Purchase Price (collectively, the "Escrow") with the Escrow Agent, to be held by the Escrow Agent in a separate non-interest bearing account (the "Escrow Account"), established at Wachovia Bank of North Carolina, N.A., (the "Bank"), subject to the terms and provisions contained herein. At the request of the Company the Escrow Agent shall provide the Company with all Bank statements, notices and other writings which it receives from the Bank in connection with the Escrow Account.

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     1.2  Transfer of Escrow Account.  The Company may at any time hereafter
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request by notice to the Escrow Agent that the Escrow Account be transferred to another banking institution. In such event, the Escrow Agent shall, within two
(2) business days after receiving such notice, transfer the remaining Escrow as the Company may instruct, whereupon the transferee banking institution shall become the "Bank" for purposes of this Agreement and the account into which the remaining Escrow is deposited shall become the "Escrow Account", in all cases subject to this Agreement.

     2.   DISBURSEMENT OF ESCROW/SECURITIES.

     2.1  Disbursement.  At each Closing, upon receipt by the Escrow Agent of
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all of the moneys, documents, and things from the respective parties with respect to such Closing as described in the Securities Purchase Agreement and as further described in Sections 2.1(a) and 2.1(b) below, the Escrow Agent shall deliver to each party via facsimile the documents and things (or if requested by the parties, only the signature pages thereto) to have been delivered by the other party in accordance with the Securities Purchase Agreement and this Agreement. The Escrow Agent shall promptly wire transfer to the Company the full Escrow then held, less any charges and fees agreed to be paid by the Company. The Escrow Agent shall, upon receipt thereof, deliver (via overnight delivery service) to the Company originals of all other documents and things listed in
Section 2.1(b) below. The Escrow Agent shall, upon receipt thereof, deliver (via overnight delivery service) originals of all of the documents and things listed in Section 2.1(a) below to the Buyer at the address provided in writing by the Buyer to the Escrow Agent.

     The Closings may take place via facsimile. This shall be accomplished in the following manner. Each party shall deliver via facsimile to the Escrow Agent, at the telecopier number provided on the signature page to this Agreement, the first page and the fully executed signature page to each of the documents and things to be executed by such party at the applicable Closing. If stock certificates are to be delivered, each such certificate shall be delivered via facsimile to the Escrow Agent. Upon receipt of the requisite documents and things via facsimile from each party, the Escrow Agent shall in turn send to each party the documents and things received from the other party, and shall wire transfer the Escrow (less any charges and fees agreed to be paid by the Company). Each party closing the transactions contemplated herein via facsimile shall deliver via overnight courier service to the Escrow Agent complete originals of all documents and things (as called for in Sections 2.1(a) and 2.1(b) below) within one (1) business day after such delivery via facsimile. Each party hereby agrees that a facsimile of each document and thing to be delivered hereunder, once delivered to the Escrow Agent, shall be binding upon such party in the same manner as would an original to the full extent allowed by applicable law.

     (a). Items to be Delivered by the Company to the Escrow Agent.
          --------------------------------------------------------

     (i)  At the First Closing.  On the date of the First Closing, the Company
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shall deliver to the Escrow Agent on behalf of the Buyer, unless otherwise stated, two (2) fully executed (by the authorized officer(s) of the Company) originals of each of the following documents: (I) the Securities Purchase Agreement, (II) the Registration Rights Agreement of even date herewith between the Company and the Buyer, (III) the fully executed A-1 Debenture along with one
(1) copy of the fully executed A-1 Debenture; (IV) the fully executed Warrant #4 along with one (1) copy of Warrant #4; (V) the fully executed Warrant #5 along with one (1) copy of Warrant #5;

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(VI) the fully executed Warrant #6 along with one (1) copy of Warrant #6; and
(VII) this Agreement.

     (ii) At the Second Closing.  On the date of the Second Closing, the Company
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shall deliver to the Escrow Agent on behalf of the Buyer, one (1) fully executed
(by the authorized officer(s) of the Company) original and one (1) copy of each of the following documents: (I) the fully executed A-1 Debenture; (II) a certificate or certificates representing the Sigma Stock; and (III) a certificate or certificates representing the Stock.

     Items to be Delivered by the Buyer to the Escrow Agent.
     -------------------------------------------------------

     (i)  At the First Closing.  On the date of the First Closing, the Buyer
          --------------------
shall deliver to the Escrow Agent on behalf of the Company, unless otherwise stated, two (2) fully executed originals of each of the following documents: (I) the Securities Purchase Agreement, (II) the Registration Rights Agreement of even date herewith between the Company and the Buyer, (III) this Agreement; and
(IV) the First Closing Purchase Price via wire transfer to the Escrow Account.

     (ii) At the Second Closing.  On the date of the Second Closing, the
          ---------------------
Buyer shall deliver to the Escrow Agent the Second Closing Purchase Price via wire transfer to the Escrow Account.

     2.2  Controversies.  If any controversy arises between two or more of the
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parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Escrow or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parties to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order within five (5) days after the Escrow Agent receives a copy thereof. The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Buyer or the Company that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

     2.3  No Other Disbursements.  No portion of the Escrow monies shall be
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disbursed or otherwise transferred except in accordance with this Section 2,
Section 4 or Section 5.1(b). Without limiting the foregoing, neither Escrow Agent nor the Buyer shall be entitled to any right of offset against the Escrow or otherwise entitled to receive any portion of the Escrow.

     3. ESCROW AGENT. The acceptance by the Escrow Agent of his duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

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     3.1  The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any cash, investments or other amounts deposited with or held by it.

     3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of its gross negligence, willful misconduct or bad faith.

     3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

     3.5 The Escrow Agent shall have no duties as Escrow Agent except those which are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its written consent thereto. The Escrow Agent shall not be prohibited from owning an equitable interest in the Company, any of its subsidiaries or any third party that is in any way affiliated with or conducts business with the Company.

     3.6 The Company and the Buyer specifically acknowledge that the Escrow Agent is an officer and shareholder in the Global Funding Group, a North Carolina investment banking firm under contract with the Company with respect to the transactions contemplated herein and in the Securities Purchase Agreement, and which has worked with affiliates of the Buyer (along with the Escrow Agent) on other unrelated transactions, and that they and each of them has specifically requested that the Escrow Agent draft the documentation for the said transactions and act as Escrow Agent with respect to the said transactions.
Each party represents that it has retained legal and other counsel of its choosing with respect to the transactions contemplated herein and in the Securities Purchase Agreement, and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent. The said parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Agreement.

     4. TERMINATION. This Agreement shall terminate on the earlier of (a) the date on which the Escrow and all other escrowed documents and things described herein shall have been fully disbursed in accordance with the terms and conditions of this Agreement, and (b) any other date agreed to by the Buyer and the Company, in which event the Escrow shall be disbursed in full to the Company.

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     5.   MISCELLANEOUS.

     5.1  Indemnification of Escrow Agent.
          -------------------------------

     (a) The Company and the Buyer each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without gross negligence, willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the costs and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall not apply to a party with respect to a direct claim against the Escrow Agent by such party alleging in good faith a breach of this Agreement, which claim results in a final non-appealable judgment against the Escrow Agent with respect to such claim.

     (b) In the event of any dispute as to the nature of the rights or obligations of the Buyer, the Company or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Funds with or to a court of competent jurisdiction sitting in Wake County, North Carolina or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Company and the Buyer. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

     5.2  Amendments.  This Agreement may be modified or amended only by a
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written instrument executed by each of the parties hereto.

     5.3  Notices.  All communications required or permitted to be given under
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this Agreement to any party hereto shall be sent by first class mail or facsimile to such party at the address, except in the case of the Escrow Agent, of such party set forth in the Securities Purchase Agreement and, in the case of the Escrow Agent, at 3005 Anderson Drive, Suite 204, Raleigh, North Carolina U.S.A. 27609.

     5.5  Successors and Assigns.  This Agreement shall bind and inure to the
          ----------------------
benefit of the parties hereto and their respective successors and assigns; provided, however, that the Escrow Agent shall not assign its duties under this Agreement.

     5.6  Governing Law.  This Agreement shall be governed by and construed and
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interpreted in accordance with the laws of the State of North Carolina.

     5.7  Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                           [SIGNATURE PAGE FOLLOWS]

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          [SIGNATURE PAGE TO ESCROW AGREEMENT DATED DECEMBER 3, 1997]



                                  THE COMPANY:

                                  INTERCELL CORPORATION



                                  By /s/ Paul H. Metzinger
                                    -----------------------
                                         Mr. Paul H. Metzinger, President & CEO



                                  THE BUYER:

                                  FT TRADING

                                  By /s/ Anthony Ardizzone
                                    -----------------------
                                         Anthony Ardizzone, Vice President



                                   ESCROW AGENT:


                                   H. Glenn Bagwell, Jr., Esq.

                                   Address:

                                   3005 Anderson Drive, Suite 204
                                   Raleigh, North Carolina USA 27609
                                   Telephone 919-785-3113
                                   Telecopier 919-785-3116



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